UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices)

 (650) 494-3700
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On April 1, 2014, Essex Property Trust, Inc., a Maryland corporation (“Essex”) filed a Current Report on Form 8-K in connection with the completion on April 1, 2014 of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated December 19, 2013, by and among Essex, BRE Properties, Inc., a Maryland corporation (“BRE”) and BEX Portfolio, Inc., formerly known as Bronco Acquisition Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Essex (“Merger Sub”). Pursuant to the Merger Agreement, on April 1, 2014, BRE merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”). Also on April 1, 2014, following the Merger, Merger Sub merged with and into BEX Portfolio, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Essex Portfolio, L.P.  This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated April 1, 2014 to provide the historical financial statements of BRE required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) related to the consummation of the Merger and the transactions contemplated by the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of BRE Properties, Inc. at December 31, 2013 and December 31, 2012 and for each of the years in the three-year period ended December 31, 2013 and the notes related thereto are included in the Annual Report on Form 10-K filed by BRE Properties, Inc. with the Securities and Exchange Commission on February 18, 2014, which audited consolidated financial statements are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.
99.1
Audited consolidated financial statements of BRE Properties, Inc. at December 31, 2013 and December 31, 2012 and for each of the years in the three-year period ended December 31, 2013 and the notes related thereto (included in the Annual Report on Form 10-K filed by BRE Properties, Inc. with the Securities and Exchange Commission on February 18, 2014, which audited consolidated financial statements are incorporated by reference herein).

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

Forward Looking Statements

This Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Essex operates and beliefs of and assumptions made by management, involve uncertainties that could significantly affect the financial results of Essex. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the Merger, including future financial and operating results, and Essex’s plans, objectives, expectations and intentions.  All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to expected synergies, improved liquidity and balance sheet strength – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of Essex or its business, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) risks associated with acquisitions, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, and (viii) those additional risks and factors discussed in reports filed with the SEC by Essex from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Forms 10-K and 10-Q. Essex does not undertake any duty to update any forward-looking statements appearing in this Form 8-K/A.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 9, 2014	ESSEX PROPERTY TRUST, INC.

	By:	/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President and Chief Financial Officer

ESSEX PORTFOLIO, L.P.

	By:	Essex Property Trust, Inc.
	Its:	General Partner

	By:	/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.
99.1
Audited consolidated financial statements of BRE Properties, Inc. at December 31, 2013 and December 31, 2012 and for each of the years in the three-year period ended December 31, 2013 and the notes related thereto (included in the Annual Report on Form 10-K filed by BRE Properties, Inc. with the Securities and Exchange Commission on February 18, 2014, which audited consolidated financial statements are incorporated by reference herein).

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.